UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 8, 2013

GSE Holding, Inc.
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(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35382	77-0619069
(Commission File Number)	(IRS Employer Identification No.)

19103 Gundle Road, Houston, TX	77073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 443-8564

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

New First Lien Revolving Credit Agreement

On August 8, 2013, the Company entered into a new $8.0 million First Lien Revolving Credit Agreement (the “First Lien Revolving Facility”) with General Electric Capital Corporation (the “Agent”) and the other financial institutions party thereto.

The First Lien Revolving Facility matures on October 31, 2013. Borrowings under the First Lien Revolving Facility incur interest expense that is variable in relation to the London Interbank Offer Rates (“LIBOR”) (and/or Prime) rate.  In addition to paying interest on outstanding borrowings under the First Lien Revolving Facility, we pay a 0.75% per annum commitment fee to the lenders in respect of the unutilized commitments.  The other terms of this facility are generally the same as the Company’s First Lien Credit Agreement, as amended.

Compensation of Charles Sorrentino, Interim President and Chief Executive Officer

By mutual agreement of the Board of Directors and Charles Sorrentino, the Company has amended the terms of Mr. Sorrentino’s compensation package as originally outlined in the Company’s Current Report on Form 8-K dated July 1, 2013 and filed on July 8, 2013.  Under the amended arrangement, commencing August 8, 2013, Mr. Sorrentino will be paid a monthly base salary of $186,000 (the “Base Salary”), which will be prorated for any partial months, and which will be payable in a combination of cash and Company stock as follows:

(i)	One Hundred Thousand Dollars ($100,000) of the monthly Base Salary will be paid in cash to Mr. Sorrentino in accordance with the Company’s normal payroll practices; and

(ii)
Eighty Six Thousand Dollars ($86,000) of the monthly Base Salary will be paid to Mr. Sorrentino in the form of Company stock, granted to him from the Company’s 2011 Omnibus Incentive Compensation Plan at a future date.

Other than as noted above, no additional changes were made to Mr. Sorrentino’s compensation package.

Item 2.02	Results of Operations and Financial Condition.

On August 9, 2013, GSE Holding, Inc. issued a press release announcing its second quarter 2013 earnings.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 shall not deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.05	Amendments to the Registrant’s Code of Ethics.

On August 8, 2013, the Board of Directors of the Company adopted a revised code of conduct that applies to the directors, officers and employees of the Company.  The revised code of conduct is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

14.1	Code of Conduct

99.1	Press Release of GSE Holding, Inc. dated August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2013

GSE HOLDING, INC.

/s/ Mark A. Whitney
By:	Mark A. Whitney
Title:	Vice President, General Counsel & Secretary